UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant		☒
Filed by a Party other than the Registrant		☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-12

Clearwater Investment Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously by written preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CLEARWATER INVESTMENT TRUST

30 East 7th Street, Suite 2000,

St. Paul, Minnesota 55101-4930

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held November 3, 2016

A special meeting of shareholders of the Clearwater Investment Trust (“Trust”) referred to above will be held on Thursday, November 3, 2016, at 4:00 p.m. (Central time) at 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930, for the following purposes:

(1)	to elect members of the Board of Trustees; and

(2)	to transact other business that may properly come before the meeting or any adjournment of the meeting.

Your Trustees Have Approved the Proposal to Elect Trustees and Recommend
That You Vote In Favor of the Proposal.

Shareholders of record of the Trust at the close of business on September 19, 2016 are entitled to vote at the meeting or at any adjournment of the meeting.

It is important that you return your signed and dated proxy card promptly, regardless of the size of your holdings, so that a quorum may be assured.

Please complete, date and sign the proxy card for the shares held by you and return the proxy card in the envelope provided, or follow the instructions provided by your financial advisor, so that your vote can be recorded. No postage is required if the envelope is mailed in the United States. Prompt return of your proxy or proxies may save the Trust the necessity and expense of further solicitations. If you attend the meeting, you may vote your shares in person.

By order of the Board of Trustees
James E. Johnson, Chairman

St. Paul, Minnesota
September 30, 2016

CLEARWATER INVESTMENT TRUST

30 East 7th Street, Suite 2000,

St. Paul, Minnesota 55101-4930

PROXY STATEMENT

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (“Trustees”) of Clearwater Investment Trust (the “Trust”) to be used at the special meeting (“Meeting”) of shareholders of the Trust to be held at 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930 on Thursday, November 3, 2016, at 4:00 p.m. (Central time) for the purpose of electing members of the Board of Trustees (the “Proposal”). The approximate mailing date of this Proxy Statement, the accompanying notice and the accompanying proxy card is September 30, 2016. The Trust currently consists of four series, the Clearwater Core Equity Fund, Clearwater International Fund, Clearwater Small Companies Fund and Clearwater Tax-Exempt Bond Fund (each a “Fund” and together, the “Funds”).

Proxies, Voting and Record Date

Proxies will be solicited by mail and electronically and also may be solicited in person or by telephone by officers of the Trust, by Clearwater Management Co., Inc. (“CMC”), each Fund’s investment manager, or by the Trustees.

Votes may be cast for all nominees, withheld for all nominees, or withheld for certain nominees. Election of each nominee requires a plurality of votes of the shareholders of the entire Trust present at the meeting. If a nominee does not receive a plurality vote, the Board of Trustees may consider whether another course of action is appropriate and in the best interests of shareholders of the Trust.

So far as the Board is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

Shareholders may revoke the authority to vote their shares up until voting results are announced at the Meeting or any adjournment of the Meeting by giving written notice of revocation to the Secretary of the Trust. Unless revoked, properly executed proxy cards that have been returned by shareholders without instructions will be voted “FOR” the nominees. In instances where choices are specified by the shareholders in the proxy card, those shareholders’ votes will be voted or the votes will be withheld in accordance with the shareholders’ choices.

The Trustees have fixed the close of business on September 19, 2016, as the record date (“Record Date”) for determining the shareholders of the Trust entitled to notice of and to vote at the Meeting. These shareholders will be entitled to one vote per share of each Fund at the Meeting or any adjournment of the Meeting. A fractional share is entitled to a proportionate share of one vote. Appendix A sets forth the shares of each Fund outstanding as of the Record Date. Appendix B sets forth the persons who owned beneficially or of record more than 5% of each Fund’s shares on the Record Date.

Quorum and Adjournments

With respect to the Proposal, the presence, either in person or by proxy, of shareholders owning thirty-three and one-third percent (33 1/3%) of the shares entitled to vote shall constitute a quorum. The Meeting may be adjourned by the person presiding if a quorum is not present. The Meeting may otherwise be adjourned, even if a quorum is present, by motion of the person presiding provided that such adjournment is approved by a vote of the shareholders representing a majority of the voting power of the shares present and entitled to vote. For purposes of adjournment to vote on the Proposal, the persons named as proxies will vote FOR such adjournment those proxies for which they are entitled to vote FOR the Proposal and will vote AGAINST any such adjournment those proxies for which they are required to vote AGAINST the Proposal. Unless a proxy is otherwise limited in this regard, broker non-votes (if any) may, at the discretion of the proxies, be voted FOR such adjournment. Abstentions will not be voted either for or against the adjournment. At any subsequent reconvening of the meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Meeting.

The Trust will furnish, without charge, copies of the Trust’s most recent annual and semi-annual reports to any shareholder upon request addressed to Clearwater Investment Trust, 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930, or by telephone at (651) 228-0935.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting To Be Held on November 3, 2016

The Proxy Statement, notice and proxy card are available on the Internet at fci.force.com.

PROPOSAL

Election of Trustees

Affected Funds: All Funds

At a meeting on September 16, 2016, the Trustees, including the Trustees who are not “interested persons” of the Trust present, voted to approve, and to recommend to the shareholders that they approve, a proposal to elect Sara G. Dent, James E. Johnson, Charles W. Rasmussen, Laura E. Rasmussen, Lindsay R. Shack, E. Rodman Titcomb, Jr., David M. Weyerhaeuser and Justin H. Weyerhaeuser (each a “Nominee”) to the Board of Trustees of the Trust. Information concerning each Nominee and other relevant factors is discussed below. Sara G. Dent, James E. Johnson, Charles W. Rasmussen, Laura E. Rasmussen, Lindsay R. Schack and Justin H. Weyerhaeuser are currently members of the Board of Trustees. Sara G. Dent, Lindsay R. Schack, E. Rodman Titcomb, Jr., and David M. Weyerhaeuser, each of whom were not previously elected by shareholders, were recommended by other Trustees.

The Trust’s Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act of 1940 (“1940 Act”), the Trust will hold a shareholders’ meeting for the election of Trustees at such times as (1) less than a majority of the Trustees holding office have been elected by shareholders, or (2) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders. Except for the foregoing circumstances, and barring a Trustee’s resignation, death or incapacity to perform his or her duties, a Trustee’s term of office is indefinite. At this time, it is appropriate that the Trust seek shareholder approval of all Nominees whether they are currently Trustees or proposed Trustees.

Information Concerning the Nominees and the Trustees

The following tables set forth certain information about the Nominees and the Trustees, including each person’s principal occupation or employment during the past five years. Nominees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) are referred to herein as “Independent Trustees.” Nominees who are deemed to be “interested persons” of the Trust under the 1940 Act are referred to as “Interested Trustees.”

The business address of each Nominee and Trustee is 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930. Shareholders may send communications to each of the current Trustees and each of the Nominees in the event that they are elected by shareholders at this address.

Independent Trustees (not previously elected by shareholders):

Name and Age	Positions Held with the Funds	Term of Office*	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex Overseen or to Be Overseen by the Nominee	Other Directorships Held by the Nominee During the Last 5 Years
Lindsay R. Schack (38) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2015 – Present Term: Indefinite	Owner and Architect, LS Architecture (2013 – Present), Architect, Tuya Studios, Inc. (architectural services, 2011 – 2012), Project Designer, Montana State University (2007 – 2011), Adjunct Faculty, Montana State University School of Architecture (2007 – 2013)	4	None
David M. Weyerhaeuser (57) 30 East 7th Street Saint Paul, Minnesota 55101	None		Vice President, Sales and Marketing, Northwest Hardwoods (lumber manufacturer and distributor, 1991 – 2016)	4	R.D. Merrill Company, Inc. (private company, 1992 – Present)

* If elected as a Board member, each Trustee serves an indefinite term of office.

Independent Trustees (previously elected by shareholders):

Name and Age	Positions Held with the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
James E. Johnson (74) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Board	As Trustee: Tenure: 5 years Term: Indefinite As Chairman Tenure: 2013 – Present Term: Indefinite	Retired as Executive Vice President, Securian Financial Group, Inc. in 2010, Securian Financial Group, Inc. (1968 – 2010)	4	None
Charles W. Rasmussen[1] (49) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Nominating Committee	As Trustee: Tenure: 16 years Term: Indefinite As Chairman of the Nominating Committee: Tenure: 5 Years Term: Indefinite	President and Chief Executive Officer, P&G Manufacturing, Inc. (air filtration equipment, 2002-Present)	4	Nu Star Inc. (private company, 2014 – Present)
Laura E. Rasmussen[1] (52) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Audit Committee	As Trustee: Tenure: 16 years Term: Indefinite As Chairman of the Audit Committee: Tenure: March 2016 – Present Term: Indefinite	Business Owner, 3 Kittens Needle Arts (textile sales, 2006 – Present)	4	None

1 Mr. Rasmussen and Ms. Rasmussen are siblings-in-law.

Interested Trustees (not previously elected by shareholders):

Name and Age	Positions Held with the Funds	Term of Office*	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex Overseen or to Be Overseen by the Nominee	Other Directorships Held by the Nominee During the Last 5 Years
Sara G. Dent (58)[2] 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	As Trustee: Tenure: 2013 – Present Term: Indefinite	Private Investor	4	None
E. Rodman Titcomb, Jr.[3] (68) 30 East 7th Street Saint Paul, Minnesota 55101	None		Chairman and Chief Executive Officer, Rock Island Company (holding company, 1998 – 2013), Chairman, Coal Valley Corporation (holding company, 1975 – 2012), Managing Director, Elizabeth Ordway Dunn Foundation (1983 – 2013)	4	Rock Island Company (private company, 1998-2013), Coal Valley Corporation (private company, 1975-2012)

* If elected as a Board member, each Trustee serves an indefinite term of office.

2 Ms. Dent is an interested Trustee due to her mother’s level of ownership of voting securities in one of the Funds in the Trust. From June 2015 through June 2016, Ms. Dent also served as Secretary of the Trust.

3 Mr. Titcomb will be an interested Trustee due to his brother’s position as a director of CMC.

Interested Trustee (previously elected by shareholders) and Officers**:

Name, Address and Age	Positions Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
Justin H. Weyerhaeuser [4] (43) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, President and Treasurer	As Trustee: Tenure: 8 years Term: Indefinite As President and Treasurer: Tenure: 2013 – Present Term: Reappointed Annually	Private Investor (2013 – Present), Attorney, Davis Graham & Stubbs LLP (law firm, 2011 – 2013), Husch Blackwell (law firm, 2011), Jacobs Chase Attorneys (2009 – 2011), Volunteer Attorney, ACLU of Colorado (2007 – 2009)	4	None
Stephen G. Simon (48) 30 East 7th Street Saint Paul, Minnesota 55101	Chief Compliance Officer and Secretary	As Chief Compliance Officer: Tenure: 2014 – Present Term: Reappointed Annually As Secretary: Tenure: June 2016 – Present Term: Reappointed Annually	Chief Compliance Officer, Fiduciary Counselling, Inc. (2014 – Present), Chief Compliance Officer, CMC (2014 – Present), Chief Compliance Officer, Allianz Investment Management, LLC (2004 – 2014)	N/A	N/A
Shari L. Clifford (47) 30 East 7th Street Saint Paul, Minnesota 55101	Assistant Treasurer	Tenure: 2014 – Present Term: Reappointed Annually	Chief Financial Officer and Treasurer, Fiduciary Counselling, Inc. (2014 – Present), Controller and Finance Director, Woodbury Financial Services, Inc. (2007 – 2014)	N/A	N/A
Marcia Lucas (48) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Assistant Secretary	Tenure: 2011 – Present Term: Reappointed Annually	The Northern Trust Company, Vice President (2011- 2015), Senior Vice President (2015 – Present), Second Vice President (2010 – 2011)	N/A	N/A

** Officers listed above are considered to be “interested persons” of the Trust.

4 Mr. Justin H. Weyerhaeuser is an interested Trustee due to his position as the Funds’ President and Treasurer.

Ownership of Securities

As of September 19, 2016, the Trustees and officers of the Trust, as a group, owned 3.48% of the Clearwater Core Equity Fund, 1.84% of the Clearwater International Fund, 3.13% of the Clearwater Small Companies Fund and 2.58% of the Clearwater Tax-Exempt Bond Fund. As of September 19, 2016, only one Trustee, Nominee or officer individually owned more than 1% of any Fund. Sara G. Dent owned 1.77% of the Clearwater Core Equity Fund and 1.40% of the Clearwater Small Companies Fund.

Additionally, as of September 19, 2016, the dollar range of equity securities owned beneficially by each Nominee and Trustee in each Fund of the Trust and on an aggregate basis in all Funds of the Trust was as follows:

Independent Trustees (not previously elected by shareholders):

Name	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee in Family of Investment Companies
Lindsay R. Schack	Core Equity Fund	Over $100,000	Over $100,000
	International Fund	$10,001 - $50,000
	Small Companies Fund	$10,001 - $50,000
	Tax-Exempt Bond Fund	$50,001 - $100,000
David M. Weyerhaeuser	Core Equity Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Companies Fund	Over $100,000
	Tax-Exempt Bond Fund	Over $100,000

Independent Trustees (previously elected by shareholders):

Name	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James E. Johnson	Core Equity Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Companies Fund	Over $100,000
	Tax-Exempt Bond Fund	$10,001 - $50,000
Charles W. Rasmussen	Core Equity Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Companies Fund	Over $100,000
	Tax-Exempt Bond Fund	Over $100,000
Laura E. Rasmussen	Core Equity Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Companies Fund	Over $100,000
	Tax-Exempt Bond Fund	Over $100,000

Interested Trustees (not previously elected by shareholders):

Name	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies to be Overseen by Trustee in Family of Investment Companies
Sara G. Dent	Core Equity Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Companies Fund	Over $100,000
	Tax-Exempt Bond Fund	Over $100,000
E. Rodman Titcomb, Jr.	Core Equity Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Companies Fund	Over $100,000
	Tax-Exempt Bond Fund	Over $100,000

Interested Trustee (previously elected by shareholders):

Name	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Justin H. Weyerhaeuser	Core Equity Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Companies Fund	Over $100,000
	Tax-Exempt Bond Fund	Over $100,000

For purposes of the information above, ownership reflects the combined value of (i) shares a Trustee holds directly and (ii) shares held by a trust of which the Trustee is a beneficiary (reported on a pro rata basis where the trust has multiple beneficiaries).

Compensation

The Trustees generally meet four times per year. Each Trustee is paid a $2,000 annual retainer, $2,000 per meeting attended in person, and $500 if attending via telephone. For committee meetings, Trustees are paid $250 if such committee meeting occurs separately from a regularly scheduled Trustee meeting. Members of the Audit Committee are paid $500 for the meeting during which the annual report to shareholders and the results of the annual audit are reviewed with the independent auditors. James E. Johnson, who serves as Chairman of the Board of Trustees, receives an additional retainer of $10,000. Expenses incurred by Trustees in attending meetings are reimbursed. Justin H. Weyerhaeuser receives compensation of $152,500 annually for his services as President and Treasurer of the Trust. Such Trustee and officer fees and expenses are reimbursed or paid for by CMC under the advisory agreements. The following table sets forth the amounts of compensation received by each Trustee related to services during the year ended December 31, 2015.

Name of Trustee	Aggregated Compensation From Trust	Pension or Retirement Benefits Accrued As Part of the Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Sara G. Dent	$13,000	None	None	$13,000
James E. Johnson	$23,000	None	None	$23,000
Charles W. Rasmussen	$15,000	None	None	$15,000
Laura E. Rasmussen	$15,000	None	None	$15,000
Lindsay R. Schack[1]	$4,000	None	None	$4,000
Justin H. Weyerhaeuser (as Trustee)	$13,000	None	None	$13,000
Justin H. Weyerhaeuser (as President and Treasurer)	$110,833	None	None	--

* No compensation was paid to E. Rodman Titcomb, Jr. or David M. Weyerhaeuser during the year ended December 31, 2015.

1 Ms. Schack became a member of the Board of Trustees effective November 14, 2015.

Responsibilities of the Board of Trustees

The business and affairs of the Trust are managed by the Trustees and they have all powers and authority necessary, appropriate or desirable to perform that function. The Trustees have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary, appropriate or desirable in connection with the management of the Trust. The Board of Trustees initially approves investment management, subadvisory, and other service provider agreements. The Board of Trustees annually evaluates the services received under the investment management and subadvisory agreements to determine whether to continue these agreements. The Nominees and Trustees were selected for their understanding of the Funds’ distribution strategy and the general investment objectives of the shareholders of the Funds. Each Nominee or Trustee also was selected due to their long-standing experience as private investors and ability to understand investment concepts and strategies, which allow the Nominees and Trustees to provide effective oversight of CMC and the subadvisers. In addition, Charles W. Rasmussen, Laura E. Rasmussen and Lindsay R. Schack have management experience as business owners and Justin H. Weyerhaeuser has worked as an outside attorney. James E. Johnson has over 40 years of experience in the financial services industry. Sara G. Dent has an extensive background in both the financial services industry and business management. E. Rodman Titcomb, Jr. has an extensive background in both the financial services industry and business management and also previously practiced law. David M. Weyerhaeuser has extensive experience in business management. Although the Board of Trustees does not have a formal diversity policy, it endeavors to comprise itself of members with a broad mix of professional and personal backgrounds.

The Board of Trustees’ role includes monitoring risks identified during meetings of the Board or its Committees. The Board, or its Committees, receive and review reports from CMC and the Trust’s subadvisers, chief compliance officer, fund counsel, and representatives of other service providers. These reports may cover risks related to a specific Fund, such as valuation or liquidity risk, or may address broader market or operational risks. Each of the Trust’s subadvisers is responsible for the day-to-day management and monitoring of its respective portfolio(s). These subadvisers periodically present in-person to the Board of Trustees and also provide recurring written reports on portfolio activity to the chief compliance officer and president of CMC. These presentations and written reports may address specific market, investment or operational risks as appropriate. The Audit Committee of the Board of Trustees also meets at least annually with representatives of the Funds’ independent auditors.

Board Structure, Meetings and Committees

James E. Johnson, an Independent Trustee, serves as Chairman of the Board of Trustees. During the fiscal year ended December 31, 2015, the Board held seven meetings.

Nominating Committee. The Board of Trustees has appointed a standing Nominating Committee comprised solely of the Independent Trustees. Charles W. Rasmussen serves as Chairman of the Nominating Committee. The Nominating Committee has been established for the following purposes: (i) identify individuals qualified to become members of the Board of Trustees in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board of Trustees, (iii) select and nominate, or recommend for nomination by the Board of Trustees, candidates for election as Trustees, and (iv) set any necessary standards or qualifications for service on the Board of Trustees. The Nominating Committee does not have a formal policy that specifically addresses whether the Nominating Committee will consider shareholder nominees for election to the Board of Trustees. The Nominating Committee has a charter, which is included in Appendix C. The shareholders of the Funds are not being asked to approve the Nominating Committee charter. During the fiscal year ended December 31, 2015, the Nominating Committee held four meetings.

Audit Committee. The Board of Trustees has organized an Audit Committee comprised solely of the Independent Trustees.  Laura E. Rasmussen serves as Chairman of the Audit Committee. The duties of the Audit Committee include (i) overseeing the accounting and financial reporting processes and related internal controls, (ii) overseeing and reviewing the results of the independent audits, and (iii) evaluating the qualifications, independence and performance of the independent auditors and making recommendations to the Board of Trustees regarding the selection of independent auditors. During the fiscal year ended December 31, 2015, the Audit Committee held two meetings.

Trustees’ Recommendation

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED ABOVE.

Required Vote

Because your Fund is a series of the Trust, your vote will be counted together with the votes of shareholders of the other series of the Trust voting as a single class in the election of Trustees; cumulative voting is not permitted. Election of each nominee requires a plurality of votes of the shareholders of the entire Trust present at the meeting.

 ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

The Board of Trustees, upon recommendation of the Audit Committee, selected KPMG LLP (“KPMG”) as independent registered public accounting firm of the Trust for the fiscal year ending December 31, 2016. KPMG also served as independent registered public accounting firm of the Trust for the fiscal year ended December 31, 2015. Representatives of KPMG are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available telephonically upon request.

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. The aggregate fees billed by KPMG for professional services rendered for the audit of the Trust’s annual financial statements for the fiscal years ended December 31, 2015 and December 31, 2014 were $112,825 and $100,635, respectively.

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees.” The aggregate fees billed by KPMG for assurance and related services that are reasonably related to the performance of the Trust’s audit for the fiscal years ended December 31, 2015 and December 31, 2014 were $0 and $0, respectively.

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice, international tax reclaim filings and tax planning. The aggregate fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning to the Trust for the fiscal years ended December 31, 2015 and December 31, 2014 were $45,260 and $54,400, respectively.

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” The aggregate fees billed for products and services not otherwise reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” for the Trust for the fiscal years ended December 31, 2015 and December 31, 2014 were $0 and $0, respectively.

For the fiscal years ended December 31, 2015 and December 31, 2014, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Pre-approval has not been waived with respect to services described above under “Audit-Related Fees,” “Tax Fees” and “All Other Fees.” The Audit Committee has not adopted pre-approval policies and procedures regarding the provision of audit or non-audit services to the Trust, as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X, as the Audit Committee requires that all such services be approved by the Committee or a designee in advance.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by KPMG for services rendered to the Trust and CMC for the fiscal years ended December 31, 2015 and December 31, 2014, in addition to those disclosed above, were $15,500 and $16,150, respectively. Services were for tax consulting, actuarial and business advisory services throughout the period.

The Audit Committee has considered whether the provision of non-audit services that were not pre-approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X to CMC, and any entity controlling, controlled by, or under common control with CMC that provides ongoing services to the Trust, was compatible with maintaining KPMG’s independence.

Service Providers

CMC serves as the Fund’s investment manager and is located at 2000 Wells Fargo Place, 30 East 7th Street, St. Paul, Minnesota 55101-4930. The Northern Trust Company (“Northern Trust”) serves as the administrator and accounting services agent and transfer agent for the Funds. Northern Trust is located at 50 South LaSalle Street Chicago, Illinois 60675. The Funds do not have a principal underwriter.

Other Business

As of the date of this proxy statement, the Trustees are not aware of any matters to be presented for action at the meeting other than those described above. Should other business properly be brought before the meeting, it is intended that the accompanying proxy will be voted in accordance with the judgment of the persons named as proxies unless instructed to the contrary.

Manner and cost of proxy solicitation

In addition to the solicitation by use of the mails and electronically, certain officers and employees of CMC and Trustees, none of whom will receive compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or fax. CMC will bear all of the costs associated with the meeting, including the cost of solicitation. It is estimated that the total cost will be approximately $45,000.

Shareholder proposals

The Trust is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting of Fund shareholders must submit the proposal in writing so that it is received by the Fund within a reasonable time before the proxy statement for that meeting is printed and mailed. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

Household delivery of Fund documents

With your consent, the Trust may send a single copy of Fund documents to your residence for you and any other shareholder who is a member of your household. If you wish to provide your consent to receive a single copy of Fund documents, you may do so by notifying the Trust in writing at Clearwater Investment Trust, 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930, or by telephone at (651) 228-0935. If you wish to revoke your consent to this practice, you may do so by writing to the same address or calling the same telephone number. The Trust will revise its practice accordingly within 30 days after receiving your notice.

It is important that proxies be returned promptly.

September 30, 2016

APPENDIX A

Outstanding Shares of Each Fund of the Trust on the Record Date

Fund	Shares
Clearwater Core Equity Fund	12,045,565.207
Clearwater International Fund	35,917,984.957
Clearwater Small Companies Fund	16,902,675.280
Clearwater Tax-Exempt Bond Fund	48,336,800.411

APPENDIX B

As of the Record Date, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares of each Fund:

Fund	Shares Held	% of Outstanding Shares	Name	Location
Clearwater Core Equity Fund	686,710.458	5.70%	Jewett 1931 Trust fbo Margaret J. Greer	St. Paul, Minnesota

APPENDIX C

Clearwater Investment Trust

Nominating Committee Charter

Organization and Purpose

The Trustees of Clearwater Investment Trust (the “Trust”) have established a Nominating Committee (the “Committee”), comprising all of the independent Trustees. “Independent Trustees” are those Trustees who are not “interested persons” of the Trust or its series or any investment adviser of a series within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). The Committee has been established for the following purposes: (i) identify individuals qualified to become members of the Board of Trustees in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board of Trustees, (iii) select and nominate, or recommend for nomination by the Board of Trustees, candidates for election as Trustees, and (iv) set any necessary standards or qualifications for service on the Board of Trustees.

Selection and Nomination of Trustees

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as Trustees of the Trust. In connection with the selection and nomination of candidates to the Board of Trustees, the Committee will evaluate the qualifications of candidates for Board membership and, in the case of candidates for independent Trustee positions, their independence from the Trust’s investment advisers and other principal service providers. Persons selected as independent Trustees must not be “interested persons” of the Trust or its series or any investment adviser of a series within the meaning of Section 2(a)(19) of the 1940 Act. The Committee will also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). Candidates should have the capacity to address financial and legal issues and to exercise reasonable business judgment. Without limiting the foregoing, the Committee will also consider, among other criteria, a candidate’s:

(a)	experience in business, financial or investment matters or in other fields of endeavor;

(b)	education;

(c)	reputation;

(d)	ability to attend scheduled Board and Committee meetings;

(e)	general availability to attend to Board business on short notice;

(f)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Trust;

(g)	length of potential service;

(h)	commitment to the representation of the interests of the funds and their shareholders;

(i)	commitment to maintaining and improving Trustee skills and education; and

(j)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of independent Trustee candidates, it is expected that the Committee will consult with the interested Trustees and Officers of the Trust and such other persons as the Committee deems appropriate.

Additional Matters

•	The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

•	The Committee will submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the full Board of Trustees.

•	The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

•	The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

•	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

•	The Trust will provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above.

•	The Committee will periodically review the provisions of this Nominating Committee Charter.

Limitation of Responsibilities

Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Trust under applicable federal and state law.

Proxy Card
Clearwater Investment Trust
Proxy for Special Meeting of Shareholders
to be held on november 3, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned appoints James E. Johnson and Justin H. Weyerhaeuser or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned (the “Proxies”), to vote, as designated herein, all shares of the series of Clearwater Investment Trust (the “Trust”) held by the undersigned on September 19, 2016, at a Special Meeting of Shareholders (the “Special Meeting”) to be held at 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930 on November 3, 2016 at 4:00 p.m., Central Time, and at any adjournments or postponements thereof, upon the matters on the reverse as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

By executing this proxy, the undersigned revokes all previous proxies with respect to the Special Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Trust or by executing a superseding proxy.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting To Be Held on November 3, 2016

The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Internet at fci.force.com.

NOTE: Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership, please sign in partnership name by authorized person.

Signature

Signature (Joint Owners)

Date

To vote by mail, vote, sign and date this proxy card and return in the postage paid envelope, or follow the instructions provided by your financial advisor.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” SUCH MATTER.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF TRUSTEES, SIMPLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:     ☒

1. To elect the following eight individuals as members of the Board of Trustees:
A.	Sara G. Dent
B.	James E. Johnson
C.	Charles W. Rasmussen
D.	Laura E. Rasmussen
E.	Lindsay R. Schack
F.	E. Rodman Titcomb, Jr.
G.	David M. Weyerhaeuser
H.	Justin H. Weyerhaeuser

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	ABSTAIN
☐	☐	☐	☐
To withhold authority to vote for one or more nominees, write the nominee’s letter(s) on the line below.
_________________________________________

PLEASE BE SURE TO SIGN ON THE REVERSE SIDE BEFORE MAILING THIS PROXY

20